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                                                                    Exhibit 10.7

                           2005 EQUITY INCENTIVE PLAN

                                       OF

                                   PICIS, INC.

                   AS AMENDED AND RESTATED ON OCTOBER 16, 2006

1. PURPOSE

     The purpose of the Plan is to provide for compensation alternatives for certain Employees and Directors using or based on the common stock of the Company. These alternatives are intended to be used as a means to attract and retain superior Employees and Directors, to provide a stronger incentive for such Employees and Directors to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, and in combination with these goals, to provide Employees and Directors with a proprietary interest in the performance and growth of the Company.

2. DEFINITIONS

     Unless the context otherwise requires, the following terms shall have the meanings set forth below:

     (a) "Administrator" shall mean the compensation committee of the Board of Directors with respect to grants to Employees under the Plan and the Board of Directors with respect to grants to Directors under the Plan. If there is no compensation committee, the Administrator in all instances shall be the Board of Directors.

     (b) "Award" shall mean an Option, Restricted Stock, an SAR, Deferred Stock or Performance Shares granted under the Plan.

     (c)  "Board of Directors" shall mean the board of directors of PICIS, Inc.

     (d) "Cause" shall mean, with respect to any Participant, one of the following:

               (i) Cause shall have the meaning assigned to such term in an employment agreement in effect between the Company and a Participant; or

               (ii) If 2(d)(i), above, is not applicable, Cause shall have the meaning assigned to that term under any statute which governs a Participant's employment with the Company; or

               (iii) If neither 2(d)(i) nor 2(d)(ii), above, are applicable, Cause shall mean termination of a Participant's employment with the Company or service as a director for (A) any failure of the Participant to substantially perform his or her

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          duties with the Company (other than by reason of illness) which occurs after the Company has delivered to the Participant a demand for performance which specifically identifies the manner in which the Company believes the Participant has failed to perform his or her duties, and the Participant fails to resume performance of his or her duties on a continuous basis within 14 days after receiving such demand, (B) the commission by the Participant of any act of dishonesty or disloyalty involving the Company or its business, or (C) the conviction of the Participant of a felony or misdemeanor which, in the reasonable judgment of the Committee, is substantially related to the Participant's position with the Company or substantially impairs the Participant's ability to perform his or her duties with the Company.

     (e)  "Change in Control" shall mean any of the following events:

               (i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(2) of the Exchange Act), (a "Person"), after the date hereof, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") plus the then outstanding shares of preferred stock of the Company, on an as converted basis or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company, or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 2(e); and provided, further, that for purposes of this subsection and subsection (iii), below, none of the stockholders of the Company, and/or any person who becomes a stockholder of the Company in a private placement conducted by the Company shall be aggregated and treated as members of a group constituting a single "Person"; or

               (ii) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or


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               (iii) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company for which approval of the shareholders of the Company is required (a "Business Combination"), in each case, unless, immediately following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

               (iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

          Notwithstanding the foregoing, (a) in no event will an initial public offering of the stock of the Company constitute a Change in Control and (b) subparagraph (iv) will only be included as a Change of Control to the extent it would not cause payments hereunder to be subject to penalty under Section 409A of the Code.

          Following the occurrence of an event which is not a Change in Control whereby there is a successor holding company to the Company, or, if there is no such successor, whereby the Company is not the surviving corporation in a merger or consolidation, the surviving corporation or successor holding company (as the case may be), for purposes of this definition, shall thereafter be referred to as the Company.

     (f)  "Code" shall mean the Internal Revenue Code of 1986, as amended.


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     (g)  "Company" shall mean PICIS, Inc., a Delaware corporation.

     (h) "Deferred Stock" shall mean a right to receive one or more Shares from the Company in accordance with, and subject to, Paragraph 11 of the Plan.

     (i) "Deferred Stock Agreement" shall mean the agreement between the Company and a Participant whereby Deferred Stock is granted to such Participant.

     (j) "Director" shall mean an individual who is a non-Employee member of the Board of Directors.

     (k) A Participant shall be considered to be suffering from a "Disability" if the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees of the Participant's employer.

     (l) "Employee" shall mean any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or its Subsidiaries on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company or a Subsidiary as an independent contractor, a consultant, or an employee of an employment, consulting or a temporary agency or any other entity other than the Company or a Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company or a Subsidiary during such period.

     (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (n) "Fair Market Value" shall mean, as of any date, the value of the Shares determined as follows:

               (i) If the Shares are listed on any established stock exchange or national market system, Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for such date, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable. If there are no market quotations for the Shares on such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

               (ii) Notwithstanding subsection (i) hereof, on the date that the initial public offering of the Shares occurs, Fair Market Value means the price at which


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          stock is sold in the initial public offering, not the closing price
          (or closing bid, if no sales were reported) on the date of the initial public offering.

               (iii) If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, Fair Market Value shall be the mean between the high bid and low asked prices for the Shares such date. If there are no bid or asked prices for the Shares on such date, the determination shall be made by reference to the last date preceding such date for which there are bid and asked prices.

               (iv) In the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Administrator, with the Administrator's determination being binding on the Company and the Participants for all purposes.

     (o) "Grant Value" of an SAR means the Fair Market Value of a Share on the date of the grant.

     (p)  "Option" shall mean an option to purchase Shares.

     (q) "Option Agreement" shall mean the agreement between the Company and a Participant whereby an Option is granted to such Participant.

     (r) "Participant" shall mean an Employee or Director to whom an Award has been granted under the Plan.

     (s) "Performance Shares" shall mean a right to receive Shares from the Company upon the attainment of specified performance goals in accordance with, and subject to, Paragraph 12 of the Plan.

     (t) "Performance Shares Agreement" shall mean the agreement between the Company and a Participant whereby the Company agrees to grant Shares to the Participant upon the attainment of specified performance goals.

     (u)  "Plan" shall mean the 2005 Equity Incentive Plan of the Company.

     (v) "Restricted Stock" shall mean Shares granted to a Participant by the Administrator which are subject to restrictions imposed under Paragraph 9 of the Plan.

     (w) "Restricted Stock Agreement" shall mean the agreement between the Company and a Participant whereby Restricted Stock is granted to such Participant.


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     (x)  "Retirement" shall mean termination of employment with the Company or a Subsidiary or service as a member of the Board on or after the attainment of age 65 or such other time as the Administrator shall provide.

     (y) "SAR" shall mean a stock appreciation right with respect to Shares granted under the Plan.

     (z) "SAR Agreement" shall mean the agreement between the Company and a Participant whereby an SAR is granted to such Participant.

     (aa) "Share" or "Shares" shall mean the $0.01 par value common stock of the Company.

     (bb) "Subsidiary" shall mean any entity in which the Company owns, directly or indirectly, more than 50% of the voting interests entitled to vote in the election of directors, or any comparable governing body if the entity does not have directors.

3. AWARDS AVAILABLE UNDER THE PLAN

     The Administrator may grant Options, Restricted Stock, SARs and Deferred Stock under the Plan.

4. SHARES RESERVED UNDER PLAN

     (a) Aggregate Limits. The aggregate number of Shares which may be issued under the Plan pursuant to the exercise, settlement or grant of Awards shall not exceed the sum of (i) 4,984,903 Shares, (ii) the number of Shares under the Company's 2000 Stock Option Plan (the "2000 Plan") which are not needed to fulfill the Company's obligations for awards issued under the 2000 Plan as a result of forfeiture, expiration, cancellation, termination or net issuances of awards thereunder, and (iii) as of January 1, 2007 and each January 1 thereafter, a number of Shares equal to the least of (A) three percent (3 %) of the Company's outstanding Shares on such date, (B) 1,200,000 Shares, or (C) such lower number of Shares determined by the Board of Directors. Shares issued under the Plan may be treasury Shares or authorized but unissued Shares, or a combination of the two, subject to adjustment as provided in Paragraph 16 hereof. For purposes of determining the maximum number of Shares available for issuance under the Plan, (a) any Shares which are used in settlement of tax withholding obligations with respect to an Award shall be deemed not to have been issued, (b) if any Option is exercised by tendering Shares, either actually or by attestation, to the Company as full or partial payment for such exercise under this Plan, only the number of Shares issued net of the Shares tendered shall be deemed issued, (c) any Shares which have been issued as Restricted Stock which are forfeited to the Company shall be treated, following such forfeiture, as Shares which have not been issued, and (d) the number of shares deemed issued upon the exercise of an SAR shall equal (i) the difference between the Fair Market Value of a Share on the date of exercise less the Grant Value of the SAR, divided by (ii) the Fair Market Value of a Share, which shall then be multiplied by the number of SARs exercised.


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     (b) Tax Code Limits. The aggregate number of Shares subject to stock options or stock appreciation rights granted under this Plan during any calendar year to any one Participant shall not exceed 2,000,000 Shares. Notwithstanding anything to the contrary in this Plan, the foregoing limitation shall be subject to adjustment under Paragraph 16 hereof, but only to the extent that such adjustment will not affect the status of any Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code. The aggregate number of Shares issued pursuant to incentive stock options granted under the Plan shall not exceed 4,984,903, which limitation shall be subject to adjustment under Paragraph 16 hereof, only to the extent that such adjustment is consistent with adjustments permitted of a plan authorizing incentive stock options under
Section 422 of the Code.

5. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Administrator, which shall have full and exclusive power to interpret the Plan, to determine which Directors and Employees are Participants, to grant waivers of Award restrictions, to determine the provisions of Award agreements and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper. All determinations of the Administrator under the Plan shall be in its sole discretion and are binding on the Company and the Participants.

6. DELEGATION OF AUTHORITY

     Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Administrator may delegate to the chief executive officer and to other senior officers of the Company its duties under the Plan pursuant to such conditions or limitations as the Administrator may establish. Any such delegation may be revoked by the Administrator at any time. Consistent with the foregoing, any delegation of authority may not extend to Awards or decisions governing persons who are officers of the Company under Section 16 of the Exchange Act.

7. ELIGIBILITY

     Directors and Employees shall be eligible to receive Options, Restricted Stock, SARs, Deferred Stock and Performance Shares under the Plan. In determining the Directors and Employees to whom Awards shall be granted and the number of Shares to be covered by each Award, the Administrator may take into account the nature of the services rendered by the respective Employees and Directors, their present and potential contributions to the success of the Company, and other such factors as the Administrator in its discretion shall deem relevant. A Participant may be granted additional Awards under the Plan if the Administrator shall so determine.

8. OPTIONS: GENERAL PROVISIONS

     Options granted under this Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine, including the following:


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     (a) Option Agreement. Any grant of an Option shall be confirmed by the execution of an Option Agreement. To the extent this Plan receives the requisite shareholder approval, Options can be designated as incentive stock options under
Section 422 of the Code in the Option Agreement. If Options are not designated as incentive stock options, or do not meet the qualifications of Section 422 of the Code, such Options shall be nonqualified stock options.

     (b) Option Exercise Price. The per share purchase price of the Shares under each Option granted pursuant to this Plan shall be determined by the Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant of such Option.

     (c) Exercise. An Option Agreement may provide for exercise of an Option in such amounts and at such times as shall be specified therein; provided, however, except as provided in Paragraph 8(e), below, or as otherwise determined by the Administrator, no Option granted to an Employee may be exercised unless that person is then in the employ of the Company or a Subsidiary and shall have been continuously so employed since its date of grant. Except as otherwise permitted by the Administrator, an Option shall be exercisable by a Participant's giving written notice of exercise to the Secretary of the Company accompanied by payment of the required exercise price as set forth in subparagraph (e) hereof.

     (d) General Exercise Period. The Administrator may, in its discretion, determine the periods during which Options or portions of Options may be exercised by a Participant. Notwithstanding any limitation on the exercise of any Option or anything else to the contrary herein contained, except as otherwise determined by the Administrator at the time of grant, upon the occurrence of a Change in Control while a Participant is employed by the Company or a Subsidiary or is a Director, all outstanding Options held by such Participant shall become immediately exercisable. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of ten years from its date of grant. Every Option which has not been exercised within ten years of its date of grant shall lapse upon the expiration of said ten-year period unless it shall have lapsed at an earlier date.

     (e) Payment of Exercise Price. The exercise price shall be payable in whole or in part in cash (including through participation in a broker-assisted exercise program), Shares held by the Participant or such other consideration consistent with the Plan's purpose and applicable law as may be determined by the Administrator from time to time. Unless otherwise determined by the Administrator, such price shall be paid in full at the time that an Option is exercised. If the Participant elects to pay all or a part of the exercise price in Shares, such Participant may make such payment by delivering to the Company a number of Shares already owned by the Participant, either directly or by attestation, which are equal in value to the purchase or exercise price. All Shares so delivered shall be valued at their Fair Market Value on the day on which such Shares are delivered.

     (f) Cessation of Employee Status. With respect to Participants who are Employees, except as determined otherwise in the Option Agreement or by the
Administrator:


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          (1) Any Participant who ceases to be an Employee due to Retirement, or early retirement with the consent of the Administrator, shall have six (6) months from the date of such cessation to exercise any Option granted hereunder as to all or part of the Shares subject to such Option; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant, and provided further that on the date the Participant ceases to be an Employee, he or she then has a present right to exercise such Option.

          (2) Any Participant who ceases to be an Employee due to Disability shall have six (6) months from the date of such cessation to exercise any Option granted hereunder as to all or part of the Shares subject to such Option to the extent that such Participant then has a present right to exercise such Option; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant.

          (3) In the event of the death of an Employee while an Employee, any Option, as to all or any part of the Shares subject to such Option, granted to such Employee shall be exercisable:

               (A) for six (6) months after the Employee's death, but in no event later than ten (10) years from its date of grant;

               (B) only (1) by the deceased Employee's designated beneficiary (such designation to be made in writing at such time and in such manner as the Administrator shall approve or prescribe), or, if the deceased Employee dies without a surviving designated beneficiary, (2) by the personal representative, administrator, or other representative of the estate of the deceased Employee, or by the person or persons to whom the deceased Employee's rights under the Option shall pass by will or the laws of descent and distribution; and

               (C) only to the extent that the deceased Employee would have been entitled to exercise such Option on the date of the Employee's death.

          (4) An Employee or former Employee who holds an Option who has designated a beneficiary for purposes of Subparagraph 8(e)(3)(B)(1), above, may change such designation at any time, by giving written notice to the Administrator, subject to such conditions and requirements as the Administrator may prescribe in accordance with applicable law.

          (5) If a Participant ceases to be an Employee for a reason other than those specified above, that Participant shall have three (3) months from the date of such cessation to exercise any Option granted hereunder as to all or part of the Shares subject thereto; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant, and provided further that on the date the person ceases to be an Employee, he or she then has a present right to exercise such Option. Notwithstanding the foregoing, if a person ceases to be an Employee because of a termination of


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     employment for Cause, to the extent an Option is not effectively exercised prior to such cessation, it shall lapse immediately upon such cessation.

     (g) Extension of Periods. The Administrator may in its sole discretion increase the periods permitted for exercise of an Option if a Participant ceases to be an Employee as provided in Subparagraphs 8(e)(1), (2), (3) and (5), above, if allowable under applicable law; provided, however, in no event shall an Option be exercisable subsequent to ten (10) years after its date of grant.

     (h) Transferability. Except as otherwise provided in the remainder of this Paragraph 8(h) and the Option Agreement, options granted to a Participant under this Plan shall not be transferable or subjected to execution, attachment or similar process, and during the lifetime of the Participant shall be exercisable only by the Participant. A Participant shall have the right to transfer the Options granted to such Participant upon such Participant's death, either to the deceased Participant's designated beneficiary (such designation to be made in writing at such time and in such manner as the Administrator shall approve or prescribe), or, if the deceased Participant dies without a surviving designated beneficiary, by the terms of such Participant's will or under the laws of descent and distribution, subject to any limitations set forth in this Plan or otherwise determined by the Administrator, and all such distributees shall be subject to all terms and conditions of this Plan to the same extent as would the Participant.

     (i) Nature of Options. No Participant shall have any interest in any fund or in any specific asset or assets of the Company by reason of any Options granted hereunder, nor any right to exercise any of the rights or privileges of a shareholder with respect to any Options until Shares are received in connection with any exercise.

9. RESTRICTED STOCK

     Restricted Stock granted under this Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine, including the following:

     (a) Grants. The terms of any grant of Restricted Stock shall be confirmed by the execution of a Restricted Stock Agreement.

     (b) Restrictions. Restricted Stock may not be sold, assigned, conveyed, donated, pledged, transferred or otherwise disposed of or encumbered for the period determined by the Administrator (the "Restricted Period"), subject to the provisions of this Paragraph 9. In the event that a Participant shall sell, assign, convey, donate, pledge, transfer or otherwise dispose of or encumber the Restricted Stock, said Restricted Stock shall be forfeited to the Company.

     (c) Cessation of Employee Status. With respect to Participants who are Employees, except as determined otherwise by the Administrator at the time of grant:

          (1) If a Participant ceases to be an Employee for any reason, then except as provided in Subparagraphs (c)(2) and (d), below, all Restricted Stock held by such Participant shall be forfeited to the Company.


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          (2) In the event a Participant ceases to be an Employee on or after such person's Retirement, or due to early retirement with the consent of the Administrator, or due to death or Disability, all restrictions applicable to any Restricted Stock then held by the Participant shall immediately lapse.

     (d) Vesting on Change in Control. Except as otherwise set forth in the Restricted Stock Agreement, and notwithstanding anything to the contrary herein contained, upon the occurrence of a Change in Control while a Participant is employed by the Company or a Subsidiary or is a Director, the restrictions applicable to any Restricted Stock then held by such Participants shall immediately lapse, and all such Restricted Stock shall be treated as Shares of the Company and the holders thereof shall be entitled to receive the same consideration thereupon, if any, payable to the holders of outstanding shares of the Company in connection with the Change in Control.

     (e) Retention of Certificates. The Company will retain custody of the stock certificates representing Restricted Stock during the Restricted Period, as well as a stock power signed by the Participant to be used in the event the Restricted Stock is forfeited to the Company.

10. SARs

     Each SAR granted under this Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine, including the following:

     (a) Grants. The terms of any grant of SARs shall be confirmed by the execution of an SAR Agreement.

     (b) Grant Value. The Grant Value of each SAR granted pursuant to this Plan shall be the Fair Market Value of a Share on the date of grant.

     (c) Exercise. An SAR Agreement may provide for exercise of an SAR by a Participant in such amounts and at such times as shall be specified therein; provided, however, except as otherwise determined by the Administrator, no SAR granted to an Employee may be exercised unless that person is then in the employ of the Company or a Subsidiary and shall have been continuously so employed since its date of grant. Except as otherwise permitted by the Administrator, an SAR shall be exercisable by a Participant by such Participant giving written notice of exercise to the Secretary of the Company.

     (d) General Exercise Period. The Administrator may, in its discretion, determine the periods during which SARs may be exercised by a Participant. Notwithstanding any limitation on the exercise of any SAR or anything else to the contrary herein contained, except as otherwise determined by the Administrator at the time of grant, upon the occurrence of a Change in Control while a Participant is employed by the Company or a Subsidiary or is a Director, all outstanding SARs held by such Participants shall become immediately exercisable. Notwithstanding the foregoing, no SAR shall be exercisable after the expiration of ten years from its date of grant. Every SAR which has not been exercised within ten years of its date of grant shall lapse upon the expiration of said ten-year period unless it shall have lapsed at an earlier date.


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     (e) Rights on Exercise. An SAR shall entitle the Participant to receive from the Company upon exercise a number of Shares determined in accordance with the following formula. First, determine (a) the excess of the Fair Market Value of one Share on the date of exercise over (b) the Grant Value for such SAR as set forth in the applicable SAR Agreement. Second, multiply such excess by(c) the number of SARs exercised. Third, divide the product by (d) the Fair Market Value of one Share on the date of exercise to determine the number of Shares to which the Participant is entitled from the SAR exercise.

     (h) Transferability. Except as otherwise provided in this Paragraph 10(h) or the SAR Agreement, SARs granted to a Participant under this Plan shall not be transferable or subjected to execution, attachment or similar process, and during the lifetime of the Participant shall be exercisable only by the Participant. A Participant shall have the right to transfer the SARs upon such Participant's death, either to the deceased Participant's designated beneficiary (such designation to be made in writing at such time and in such manner as the Administrator shall approve or prescribe), or, if the deceased Participant dies without a surviving designated beneficiary, by the terms of such Participant's will or under the laws of descent and distribution, subject to any limitations set forth in the Plan or otherwise determined by the Administrator, and all such distributees shall be subject to all terms and conditions of the Plan to the same extent as would the Participant.

     (i) Nature of SARs. No Participant shall have any interest in any fund or in any specific asset or assets of the Company by reason of any SARs granted hereunder, nor any right to exercise any of the rights or privileges of a shareholder with respect to any SARs until Shares are received in connection with any exercise.

11. DEFERRED STOCK

     Deferred Stock granted under this Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine, including the following:

     (a) Grants. The terms of any grant of Deferred Stock shall be confirmed by the execution of a Deferred Stock Agreement.

     (b) Distributions of Shares. Each Participant who holds Deferred Stock shall be entitled to receive from the Company one Share for each share of Deferred Stock, as adjusted from time to time in the manner set forth in Paragraph 16, below. Deferred Stock shall vest and Shares shall be distributed to the Participant in respect thereof at such time or times as determined in the Deferred Stock Agreement; provided, however, that Shares shall only be distributed in accordance with the rules of Section 409A of the Code and any guidance issued thereunder (including any delay in distribution required if a Participant is a specified employee); and provided, further, that no Shares shall be distributed in respect of Deferred Stock prior to the date on which such Deferred Stock vests.

     (c) Cessation of Employee Status. With respect to Participants who are Employees, except as determined otherwise by the Administrator at the time of grant:

          (1) If a Participant ceases to be an Employee for any reason, then except as provided in Subparagraphs (c)(2) and (d), below, all Deferred Stock held by such Participant on the date of termination that has not vested shall be forfeited.

          (2) In the event a Participant ceases to be an Employee on or after such person's Retirement, or due to early retirement with the consent of the Administrator, or due to death or Disability, all Deferred Stock then held by such Participant shall immediately vest.

     (d) Vesting on Change in Control. Except as determined in the Deferred Stock Agreement, notwithstanding anything to the contrary herein contained, upon the occurrence of a Change in Control while a Participant is employed by the Company or a Subsidiary or is a Director, all unvested Deferred Stock then held by such Participants shall immediately vest.

     (e) Transferability. Deferred Stock may not be sold, assigned, conveyed, donated, pledged, transferred or otherwise disposed of or encumbered or subjected to execution, attachment, or similar process; provided, however, Shares distributed in respect of such Deferred Stock may be transferred in accordance with applicable securities laws. A Participant shall have the right to transfer Deferred Stock upon such Participant's death, either to the deceased Participant's designated beneficiary (such designation to be made in writing at such time and in such manner as the Administrator shall prescribe or approve), or, if the deceased Participant dies without a surviving designated beneficiary, by the terms of such Participant's will or under the laws of descent and distribution, subject to any limitations set forth in the Plan or otherwise determined by the Administrator, and all such distributees shall be subject to all terms and conditions of the Plan to the same extent as would the Participant.

     (f) No Rights as Shareholders. No Participant shall have any interest in any fund or in any specific asset or assets of the Company by reason of any Deferred Stock granted hereunder, nor any right to exercise any of the rights or privileges of a shareholder with respect to any Deferred Stock or any Shares distributable with respect to any Deferred Stock until such Shares are so distributed.

     (g) Dividends and Distributions. As of each record date for the payment of dividends on the Company's Shares, each Participant shall be granted a number of additional shares of Deferred Stock equal to the quotient of the amount of dividends which would have been received by a shareholder of record of a number of Shares equal to the number of shares of Deferred Stock held by such Participant immediately before such dividend, divided by the Fair Market Value of a Share on such date. In the event of any distribution with respect to Shares other than a cash dividend, then each Participant shall be granted a number of additional shares of Deferred Stock which could have been purchased at the Fair Market Value as of the date of such distribution with an amount equal to the Fair Market Value of the consideration which would have been received on such date by a shareholder of record of a number of Shares equal to the number of shares of Deferred Stock then held by such Participant.

12. PERFORMANCE SHARES

          Performance Shares granted under this Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine, including the following:

     (a) Nature of Performance Shares. The grant of any Performance Shares entitles the Participant to be granted Shares upon the attainment of performance goals specified in the Performance Shares Agreement. The Administrator in its sole discretion shall determine the performance goals applicable to each Award of Performance Shares, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares. Shares underlying any Award of Performance Shares shall be adjusted from time to time in the manner set forth in Paragraph 16 below.

     (b) Rights as Shareholder. A Participant receiving an Award of Performance Shares shall have the rights of a shareholder only as to Shares actually received by the Participant under the Plan upon the attainment of specified performance goals and not with respect to Shares subject to the Award but not actually received by the Participant. A Participant shall be entitled to receive Shares only upon attainment of specified performance goals within the period specified in the Performance Shares Agreement.

     (c) Cessation of Employee Status. With respect to Participants who are Employees, except as determined otherwise by the Administrator at the time of grant, if such a Participant ceases to be an Employee for any reason, all Performance Shares held by such Participant on the date of termination that have not vested shall be forfeited.

     (d) Vesting on Change in Control. Except as determined in the Performance Shares Agreement, notwithstanding anything to the contrary herein contained, upon the occurrence of a Change in Control while a Participant is employed by the Company or a Subsidiary or is a Director, all unvested Deferred Stock then held by such Participant shall immediately vest.

     (e) Transferability. Deferred Stock may not be sold, assigned, conveyed, donated, pledged, transferred or otherwise disposed of or encumbered or subjected to execution, attachment, or similar process; provided, however, Shares distributed in respect of such Performance Shares may be transferred in accordance with applicable securities laws.

13. FOREIGN AWARD RECIPIENTS

     Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Employees, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 4(a) hereof; and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.

14. LAWS AND REGULATIONS

     Each Option Agreement, Restricted Stock Agreement, SAR Agreement, Deferred Stock Agreement or Performance Shares Agreement shall contain such representations, warranties and other terms and conditions as shall be necessary in the opinion of counsel to the Company to comply with all applicable federal and state securities laws. The Company shall have the right to delay the issue or delivery of any Shares under the Plan until (a) the completion of such registration or qualification of such Shares under any federal or state law, ruling or regulation as the Company shall determine to be necessary or advisable, and (b) receipt from the Participant of such documents and information as the Administrator may deem necessary or appropriate in connection with such registration or qualification.

15. CLAIMS PROCEDURE

     An Employee who believes that he/she is being denied a benefit to which he/she is entitled under this Plan (hereinafter referred to as "Claimant") may file a written request for such benefit with the Administrator setting forth his/her claim. The request must be addressed to the secretary of the Company at its principal place of business.

     A written notice of a claim denial will be sent within a reasonable time after the Administrator receives a claim, but not later than 90 days after receipt. If a decision cannot be made within 90 days after the Administrator receives the claim, the Administrator may extend the initial review period as permitted under U.S. Department of Labor regulations. The Administrator will provide timely notice of the extension to the Claimant, explaining the unresolved issues that prevent a decision on the claim, and the date the Administrator expects to make its decision.

     If the claim is denied, the Administrator will inform the Claimant in writing, setting forth: (i) the specified reason(s) for the denial; (ii) reference to the Plan provisions on which the denial is based; (iii) a description of any additional information necessary to perfect the claim; and
(iv) a description of the Plan's review procedures.

     The Claimant may request in writing a review of the denial within 60 days after receiving the notice of denial. Such request must be addressed to the secretary of the Company at its principal place of business. The Claimant may submit written information relating to the claim, and may request copies of all relevant information, free of charge.

     The Administrator will review the claim on receipt of the written request for review, and will notify the Claimant of its decision within a reasonable time but not later than 60 days after the request has been received. If an extension of time is required to process the claim, the

Administrator will notify the Claimant in writing of the special circumstances requiring the extension and the date by which the Administrator expects to make a determination on review. The extension cannot exceed a period of 60 days from the end of the first review period.

     The Administrator will provide the Claimant with written notice of its decision on review. If the decision is adverse, the notice will set forth: (i) the specified reason(s) for the denial; (ii) reference to the Plan provisions on which the denial is based; (iii) a statement that the Claimant may receive, upon request and free of charge, reasonable access to all information relevant to the claim; and (iv) a statement of the Claimant's right to bring an action under ERISA Section 502(a).

16. ADJUSTMENT PROVISIONS

     (a) Share Adjustments. In the event of any stock dividend, stock split, recapitalization, merger, consolidation, combination or exchange of shares, or the like, as a result of which shares of any class shall be issued in respect of the outstanding Shares, or the Shares shall be changed into the same or a different number of the same or another class of stock, or into securities of another person, any distribution of cash or other property to the shareholders (other than a regular cash dividend), the total number of Shares authorized to be offered in accordance with Paragraph 4 and the other limitations contained in Paragraph 4, the number of Shares subject to each outstanding Option, the number of Shares of Restricted Stock then held by each Participant, the number of shares to which each then outstanding SAR or Award of Deferred Stock or Performance Shares relates, the exercise price applicable to each outstanding Option and the Grant Value of each outstanding SAR shall be adjusted in such equitable and proportionate manner as determined by the Administrator. No fractional Share shall be issued under the Plan resulting from any such adjustment but the Administrator in its discretion may make a cash payment in lieu of a fractional Share.

     (b) Acquisitions. In the event of a merger or consolidation of the Company with another corporation or entity in which the Company is not the survivor, or a sale or disposition by the Company of all or substantially all of its assets, the Administrator shall, in its sole discretion, have authority to provide for
(1) waiver in whole or in part of any remaining restrictions or vesting requirements in connection with any Award granted hereunder, (2) the conversion of outstanding Options, Restricted Stock, SARs, Deferred Stock or Performance Shares into cash and/or (3) the conversion of Awards into the right to receive securities of another person upon such terms and conditions as are determined by the Administrator in its discretion.

     (c) Binding Effect. Any adjustment, waiver, conversion or other action taken by the Administrator under this Paragraph 16 shall be conclusive and binding on all Participants.

17. TAXES

     (a) Options and SARs. The Company shall be entitled to pay and withhold from any amounts payable by the Company to a Participant the amount of any tax which it believes is required as a result of the grant, vesting or exercise of any Option or SAR, and the Company may defer making delivery with respect to Shares obtained pursuant to exercise of any Option or

SAR until arrangements satisfactory to it have been made with respect to any such withholding obligations. The tax withheld will not exceed the minimum required by law. If the Company agrees, a Participant exercising an Option may, at his or her election, satisfy his or her obligation for payment of required withholding taxes by having the Company retain a number of Shares having an aggregate Fair Market Value on the date the Shares are withheld equal to the amount of the required withholding tax at the minimum rate required by law. If the Company is not agreeable to accepting Shares, the Participant must transfer cash to the Company equal to the withholding obligation.

     (b) Restricted Stock. The Company shall be entitled to pay and withhold from any amounts payable by the Company to a Participant the amount of any tax which it believes is required as a result of the issuance of or lapse of restrictions on Restricted Stock, and the Company may defer the delivery of any Shares or Share certificates until arrangements satisfactory to the Administrator shall have been made with respect to any such withholding obligations. The tax withheld will not exceed the minimum required by law. If the Company agrees, a Participant may, at his or her election, satisfy his or her obligation for payment of required withholding taxes with respect to Restricted Stock by delivering to the Company a number of Shares which were Restricted Stock upon the lapse of restrictions, or Shares already owned, having an aggregate Fair Market Value on the date the Shares are withheld equal to the amount of the required withholding tax at the minimum rate required by law. If the Company is not agreeable to accepting Shares, the Participant must transfer cash to the Company equal to the withholding obligation.

     (c) Deferred Stock. The Company shall be entitled to pay and withhold from any amounts payable by the Company to a Participant the amount of any tax which it believes is required as a result of the vesting of any Deferred Stock or the distribution of any Shares with respect to Deferred Stock, and the Company may defer making delivery of Shares with respect to Deferred Stock until arrangements satisfactory to the Administrator have been made with respect to any such withholding obligations. The tax withheld will not exceed the minimum required by law. If the Company agrees, a Participant who holds Deferred Stock may, at his or her election, satisfy his or her obligation to pay the required withholding taxes by having the Company withhold from the number of Shares distributable, a number of Shares having an aggregate Fair Market Value on the date the Shares are withheld equal to the amount of the required withholding tax at the minimum rate required by law. If the Company is not agreeable to accepting Shares, the Participant must transfer cash to the Company equal to the withholding obligation.

     (d) Performance Shares. The Company shall be entitled to pay and withhold from any amounts payable by the Company to a Participant the amount of any tax which it believes is required as a result of the vesting of any Performance Shares or the distribution of any Shares with respect to Performance Shares, and the Company may defer making delivery of Shares with respect to Performance Shares until arrangements satisfactory to the Administrator have been made with respect to any such withholding obligations. The tax withheld will not exceed the minimum required by law. If the Company agrees, a Participant who holds Performance Shares may, at his or her election, satisfy his or her obligation to pay the required withholding taxes by having the Company withhold from the number of Shares distributable, a number of Shares having an aggregate Fair Market Value on the date the Shares are withheld equal to the amount of the required withholding tax at the minimum rate required by law. If the Company is not agreeable to accepting Shares, the Participant must transfer cash to the Company equal to the withholding obligation.

18. EFFECTIVENESS OF THE PLAN

     The Plan, as approved by the Company's Board of Directors, shall become effective as of the date of such approval, and any amendment and/or restatement of the Plan shall become effective as of the date of approval by the Company's Board of Directors, except if any amendment or restatement is subject to shareholder approval in which event the date of shareholder approval shall be the effective date.

19. TERMINATION AND AMENDMENT

     Unless the Plan shall theretofore have been terminated as hereinafter provided, no Award shall be granted after the tenth anniversary of the date this Plan is approved by the Board of Directors. The Board of Directors may terminate the Plan or make such modifications or amendments thereof as it shall deem advisable, including, but not limited to, such modifications or amendments as it shall deem advisable in order to conform to any law or regulation applicable thereto. No termination, modification or amendment of the Plan may, without the consent of the Participant, adversely affect the rights of such Participant under an outstanding Award then held by the Participant. Notwithstanding the foregoing, the Company must obtain shareholder approval of (a) any amendment to the extent such approval is required by the exchange or interdealer quotation system on which the Shares are listed, or (b) any amendment which results in any Option or SAR being granted at an exercise price other than Fair Market Value.

     Except as otherwise provided in this Plan, the Administrator may amend an outstanding Award or any Option Agreement, Restricted Stock Agreement, SAR Agreement, Deferred Stock Agreement or Performance Shares Agreement; provided, however, that the Participant's consent to such action shall be required unless the Administrator determines that the action, taking into account any related action, would not adversely affect the Participant. The Administrator may also modify or amend the terms of any Award granted under the Plan for the purpose of complying with, or taking advantage of, income or other tax or legal requirements or practices of foreign countries which are applicable to Employees. However, notwithstanding any other provision of the Plan, the Administrator may not adjust or amend the exercise price of any outstanding Option or SAR, whether through amendment, cancellation and replacement grants, or any other means, except in accordance with Paragraph 16 of the Plan, without shareholder approval.

     Notwithstanding the above to the contrary, the Board of Directors or the Administrator may amend the Plan or any Award at any time, without the consent of any Participant, in order to cause the Plan or such Award Agreement to meet the requirements of Section 409A of the Code and any guidance promulgated thereunder in order to avoid causing any Participant to become subject to interest and/or penalties that would otherwise by imposed under
Section 409A of the Code. In the event this Plan is terminated, any amounts allocated to a Participant hereunder that are subject to Section 409A of the Code shall be distributed to the Participants only in a manner permitted under
Section 409A of the Code and any guidance promulgated thereunder.

20. OTHER BENEFIT AND COMPENSATION PROGRAMS

     Payments and other benefits received by an Employee under an Award granted pursuant to the Plan shall not be deemed a part of such Employee's regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other Employee benefit plan, contract or similar arrangement provided by the Company or any Subsidiary unless expressly so provided by such other plan, contract or arrangement, unless required by law, or unless the Administrator expressly determines otherwise. The adoption of the Plan shall not be construed as creating any limitations on the power of the Board of Directors or the Administrator to adopt such other compensation arrangement as it may deem desirable for any Participant.

21. NO RIGHT TO EMPLOYMENT.

     The Plan shall not confer upon any person any right with respect to continuation of employment by the Company or a Subsidiary, nor shall it interfere in any way with the right of the Company or such Subsidiary to terminate any person's employment at any time.

22. SEVERABILITY.

     In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

23. GOVERNING LAW.

     This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

                                   PICIS, INC.
                           2005 EQUITY INCENTIVE PLAN
                                 AWARD AGREEMENT

                             INCENTIVE STOCK OPTION

                                     PART I
                         NOTICE OF GRANT OF STOCK OPTION

     We are pleased to inform you that you have been granted a Stock Option to purchase shares of Common Stock of PICIS, Inc., subject to the terms and conditions of the PICIS, Inc. 2005 Equity Incentive Plan (the "Plan") and of this Award Agreement. Unless otherwise defined herein, all terms used in this Award Agreement shall have the same meanings as set forth in the Plan.

     Name of Participant:

     Award Number:

     Total number of option shares:

     Exercise price per share(1):

     Total exercise price:

     Date of Grant:

     Date of Expiration(2):

     1. Vesting Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, the Stock Option granted pursuant to this Award will vest according to the following schedule, provided, however, that you must be employed by the Company on each vesting date for that portion of the Stock Option to vest:

  Incremental Number of
Option Shares Exercisable*   Vesting Date
--------------------------   ------------
     ______     (___%)          ______
     ______     (___%)          ______
     ______     (___%)          ______
     ______     (___%)          ______

* Max. of $100,000 per yr.

----------
(1)  FMV ON GRANT DATE (110% OF FMV IF A 10% OWNER)

(2)  NO MORE THAN 10 YEARS

     Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions of this Award Agreement and of the Plan.

     2. Status of the Stock Option. This Stock Option is intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), but the Company does not represent or warrant that this Stock Option qualifies as such. You should consult with your own tax advisors regarding the tax effects of this Stock Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. To the extent any portion of this Stock Option does not so qualify as an "incentive stock option," such portion shall be deemed to be a non-qualified stock option. If you intend to dispose or do dispose (whether by sale, gift, transfer or otherwise) of any option shares within the one-year period beginning on the date after the transfer of such shares to you, or within the two-year period beginning on the day after the grant of this Stock Option, you agree to so notify the Company within 30 days after such disposition.

     3. Accelerated Vesting. If a Change in Control occurs while you are employed by the Company or a Subsidiary, the unvested portion of this Stock Option will become immediately vested and exercisable.

     4. Expiration Date. In all events, and notwithstanding anything herein contained to the contrary, this Stock Option shall expire no later than the Expiration Date.

     By your signature and the signature of the Company's representative below, you and the Company agree that the Stock Option which has been awarded to you under this Award Agreement is subject to the terms and conditions of the Plan which is attached hereto as Exhibit A. As provided in the Plan, you hereby agree to accept as binding any decision of the Administrator with respect to the interpretation of the Plan and this Award Agreement, or any other matters associated therewith. You further agree to notify the Company as soon as possible upon any change in your residential address. By your signature below, you certify that you do not hold more than 10% of the voting rights of any type of securities issued by the Company, and that consequently the Stock Option awarded pursuant to the Award Agreement may be considered an incentive stock option, if all of the requirements of Code Section 422 are met.

     IN WITNESS WHEREOF, the Company has caused these presents to be executed as of the Date of Grant set forth above:

                                        PICIS, INC.


                                        By:
                                            ------------------------------------
                                            Todd Cozzens

     The undersigned Participant hereby accepts the foregoing Stock Option and agrees to the terms and conditions of this Award Agreement and of the Plan.


                                        ----------------------------------------
                                        [INSERT NAME OF PARTICIPANT]

                                   PICIS, INC.
                           2005 EQUITY INCENTIVE PLAN
                                 AWARD AGREEMENT

                             INCENTIVE STOCK OPTION

                                     PART II
                     TERMS AND CONDITIONS OF AWARD AGREEMENT

                                    ARTICLE I
                              Award of Stock Option

     1.1. Grant of Stock Option. Pursuant to the PICIS, Inc. 2005 Equity Incentive Plan as amended through the date hereof (the "Plan"), PICIS, Inc. (the "Company") hereby grants to the Participant named in Part I of this Award Agreement an option (the "Stock Option") to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.01 per share (the "Stock"), of the Company specified in the Notice of Grant at the Option Exercise Price per Share specified in the Notice of Grant subject to the terms and conditions set forth herein and in the Plan.

     1.2 Time Limitations on Exercise of Stock Option. Except as otherwise provided in the Plan, and subject to Section 1.3 below, the Stock Option granted pursuant to this Award Agreement is exercisable, in whole or in part, from the Vesting Date to the Expiration Date as set forth in the Notice of Grant.

     1.3 Termination of Employment Relationship. The Stock Option shall be exercisable upon the termination of the Participant's employment relationship with the Company and its affiliates only in the manner and to the extent provided in Section 8(f) of the Plan, as modified herein. This Stock Option, to the extent vested on termination of employment, shall remain exercisable for a period of six (6) months after the Participant's death or Disability as defined in the Plan. In all other cases, the Stock Option, to the extent vested on termination of employment, shall be exercisable for ninety (90) days following the termination of the Participant's employment for any reason other than Cause. The exercise of this Stock Option following termination of employment or cessation of service on the Board of Directors shall be expressly subject to compliance with the Participant's obligations under any agreement with the Company regarding proprietary information, inventions, confidentiality or non-competition. If a Participant's employment is terminated for Cause, the Stock Option shall expire immediately. Any unvested portion of this Stock Option shall expire immediately upon Participant's termination of employment for any reason. In all events, and notwithstanding anything herein contained to the contrary, this Stock Option shall expire no later than the Expiration Date as set forth in the Notice of Grant.

     1.4. Method of Exercising Stock Option. The Stock Option may be exercised in whole or in part by delivery to the Company, at its offices in Wakefield, MA, of (a) a written notice identifying the Stock Option and stating the number of shares with respect to which it is being exercised, and (b) payment in full of the exercise price of the shares then being acquired in the form permitted by
Section 1.5 of this Award Agreement. The written notice shall be signed by the Participant and shall be delivered to the Company in person, by certified mail with return receipt requested, by facsimile, or electronically. The Company shall have the right to delay the issue or delivery of any shares to be delivered hereunder until (a) the completion of such registration or qualification of such shares under federal, state or foreign law, ruling or regulation as the Company shall deem to be necessary or advisable, (b) receipt from the Participant of such documents and information as the Company may deem necessary or appropriate in connection with such registration or qualification or the issuance of shares hereunder, and (c) arrangements satisfactory to the Company have been made with regard to any tax withholding obligations the Company believes is required as a result of the exercise of the Stock Option.

     1.5. Methods of Payment.

          (a) Payment of the exercise price for the shares of Common Stock which are being purchased pursuant to the exercise of the Stock Option shall be made using any of the following means of payment, at the election of the
     Participant:

               (i) in cash, by certified or bank check or other instrument acceptable to the Administrator, including wire transfer;

               (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Participant on the open market or that are beneficially owned by the Participant and are not then subject to any restrictions under any Company plan;

               (iii) by the Participant delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Participant chooses to pay the option purchase price as so provided, the Participant and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

               (iv) a combination of (i), (ii) and (iii) above.

     Payment instruments will be received subject to collection.

     The transfer to the Participant on the records of the Company or of the transfer agent of the shares of common stock will be contingent upon the Company's receipt from the Participant of full payment for the shares of common stock, as set forth above and any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Common Stock pursuant to the exercise of stock options under the Plan and any subsequent resale of the shares of Common Stock will be in compliance with applicable laws and regulations. In the event the Participant chooses to pay the purchase price by previously-owned shares of Common Stock through the attestation method, the number of shares of Stock transferred to the Participant upon the exercise of the Stock Option shall be net of the shares attested to.

          (b) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

     1.6. Prohibitions Against Transfer. This Stock Option, is personal to the Participant and the rights and privileges conferred hereby, may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) by the Participant, or be subject to execution, attachment or similar process. This Stock Option is exercisable ,during the Participant's lifetime, only by the Participant, and thereafter, only as provided in Section 8(f) of the Plan.

                                   ARTICLE II
                                  Miscellaneous

     2.1. Provisions of the Plan Control. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 5 of the Plan. Capitalized terms in this Award Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein. In the event that the provisions of this Award Agreement and the Plan conflict, the Plan shall control.

     2.2. Taxes. The Participant shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Participant may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be issued, or (ii) transferring to the Company a number of shares of Common Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

     2.3. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Participant at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing. Any such notice shall be deemed to have been duly given if and when actually received by the party to whom it is addressed, as evidenced by a written receipt to that effect.

     2.4. No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Award Agreement to continue the Participant in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Participant at any time.

     2.5. Governing Law. This Award Agreement and all questions arising hereunder or in connection herewith shall be determined in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of laws.

                                   PICIS, INC.
                           2005 EQUITY INCENTIVE PLAN
                                 AWARD AGREEMENT

                         NON-QUALIFIED STOCK OPTION(1)

                                     PART I
                         NOTICE OF GRANT OF STOCK OPTION

     We are pleased to inform you that you have been granted a Stock Option to purchase shares of Common Stock of PICIS, Inc., subject to the terms and conditions of the PICIS, Inc. 2005 Equity Incentive Plan (the "Plan") and of this Award Agreement. Unless otherwise defined herein, all terms used in this Award Agreement shall have the same meanings as set forth in the Plan.

     Name of Participant:

     Award Number:

     Total number of option shares:

     Exercise price per share(2):

     Total exercise price:

     Date of Grant:

     Date of Expiration(3):

     1. Vesting Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, the Stock Option granted pursuant to this Award will vest according to the following schedule, provided, however, that you must be employed by the Company on each vesting date for that portion of the Stock Option to vest:

  INCREMENTAL NUMBER OF
OPTION SHARES EXERCISABLE   VESTING DATE
-------------------------   ------------
     ______     (___%)         ______
     ______     (___%)         ______
     ______     (___%)         ______
     ______     (___%)         ______

----------
(1) This form is not designed to be modified for awards to consultants. If awards are to be made to consultants, please consult legal counsel.

(2)  Fair Market Value on the Grant Date.

(3)  No more than 10 years.

     Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions of this Award Agreement and of the Plan.

     2. Status of the Stock Option. This Stock Option is not intended to be an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended.

     3. Accelerated Vesting. If a Change in Control occurs while you are employed by the Company or a Subsidiary, the unvested portion of this Stock Option will become immediately vested and exercisable.

     4. Expiration Date. In all events, and notwithstanding anything herein contained to the contrary, this Stock Option shall expire no later than the Expiration Date.

     By your signature and the signature of the Company's representative below, you and the Company agree that the Stock Option which has been awarded to you under this Award Agreement is subject to the terms and conditions of the Plan which is attached hereto as Exhibit A. As provided in the Plan, you hereby agree to accept as binding any decision of the Administrator with respect to the interpretation of the Plan and this Award Agreement, or any other matters associated therewith. You further agree to notify the Company as soon as possible upon any change in your residential address.

     IN WITNESS WHEREOF, the Company has caused these presents to be executed as of the Date of Grant set forth above:

                                        PICIS, INC.


                                        By:
                                            ------------------------------------
                                            Todd Cozzens

     The undersigned Participant hereby accepts the foregoing Stock Option and agrees to the terms and conditions of this Award Agreement and of the Plan.

                                        ----------------------------------------
                                        [INSERT NAME OF PARTICIPANT]

                                   PICIS, INC.
                           2005 EQUITY INCENTIVE PLAN
                                 AWARD AGREEMENT

                           NON-QUALIFIED STOCK OPTION

                                     PART II
                     TERMS AND CONDITIONS OF AWARD AGREEMENT

                                    ARTICLE I
                              Award of Stock Option

     1.1. Grant of Stock Option. Pursuant to the PICIS, Inc. 2005 Equity Incentive Plan as amended through the date hereof (the "Plan"), PICIS, Inc. (the "Company") hereby grants to the Participant named in Part I of this Award Agreement an option (the "Stock Option") to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.01 per share (the "Stock"), of the Company specified in the Notice of Grant at the Option Exercise Price per Share specified in the Notice of Grant subject to the terms and conditions set forth herein and in the Plan.

     1.2 Time Limitations on Exercise of Stock Option. Except as otherwise provided in the Plan, and subject to Section 1.3 below, the Stock Option granted pursuant to this Award Agreement is exercisable, in whole or in part, from the Vesting Date to the Expiration Date as set forth in the Notice of Grant.

     1.3 Termination of Employment or Service Relationship. The Stock Option shall be exercisable upon the termination of the Participant's employment relationship with the Company and its affiliates or upon the Participant's ceasing to serve as a Director on the Board of Directors only in the manner and to the extent provided in Section 8(f) of the Plan, as modified herein. This Stock Option, to the extent vested on termination of employment, shall remain exercisable for a period of six (6) months after the Participant's death or Disability as defined in the Plan. In all other cases, the Stock Option, to the extent vested on termination of employment, shall be exercisable for ninety (90) days following the termination of the Participant's employment or service for any reason other than Cause. Upon the termination of the Director's services a Director, the Stock Option, to the extent then vested, shall remain exercisable for one (1) year following the termination of the Director's service; but in no event shall the Stock Option be exercisable beyond the date that is 10 years after its Grant Date. The exercise of this Stock Option following termination of employment or cessation of service on the Board of Directors shall be expressly subject to compliance with the Participant's obligations under any agreement with the Company regarding proprietary information, inventions, confidentiality or non-competition. If a Participant's employment or service is terminated for Cause, the Stock Option shall expire immediately. Any unvested portion of this Stock Option shall expire immediately upon Participant's termination of employment or service for any reason. With respect to service as a Director on the Board of Directors, notwithstanding anything contained herein to the contrary, the Stock Option shall become fully vested and immediately exercisable if the Director (i) is serving as a director of the Company upon the Director's death, Disability, Retirement, or upon a Change of Control or (ii) is not re-elected to serve as a director of the Company upon the expiration of his or her term as a Director, but is in good standing upon the expiration of such term. In all events, and notwithstanding anything herein contained to the contrary, this Stock Option shall expire no later than the Expiration Date as set forth in the Notice of Grant.

     1.4. Method of Exercising Stock Option. The Stock Option may be exercised in whole or in part by delivery to the Company, at its offices in Wakefield, MA, of (a) a written notice identifying the Stock

Option and stating the number of shares with respect to which it is being exercised, and (b) payment in full of the exercise price of the shares then being acquired in the form permitted by Section 1.5 of this Award Agreement. The written notice shall be signed by the Participant and shall be delivered to the Company in person, by certified mail with return receipt requested, by facsimile, or electronically. The Company shall have the right to delay the issue or delivery of any shares to be delivered hereunder until (a) the completion of such registration or qualification of such shares under federal, state or foreign law, ruling or regulation as the Company shall deem to be necessary or advisable, (b) receipt from the Participant of such documents and information as the Company may deem necessary or appropriate in connection with such registration or qualification or the issuance of shares hereunder, and (c) arrangements satisfactory to the Company have been made with regard to any tax withholding obligations the Company believes is required as a result of the exercise of the Stock Option.

     1.5. Methods of Payment.

          (a) Payment of the exercise price for the shares of Common Stock which are being purchased pursuant to the exercise of the Stock Option shall be made using any of the following means of payment, at the election of the
     Participant:

               (i) in cash, by certified or bank check or other instrument acceptable to the Administrator, including wire transfer;

               (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Participant on the open market or that are beneficially owned by the Participant and are not then subject to any restrictions under any Company plan;

               (iii) by the Participant delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Participant chooses to pay the option purchase price as so provided, the Participant and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

               (iv) a combination of (i), (ii) and (iii) above.

     Payment instruments will be received subject to collection.

     The transfer to the Participant on the records of the Company or of the transfer agent of the shares of common stock will be contingent upon the Company's receipt from the Participant of full payment for the shares of common stock, as set forth above and any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Common Stock pursuant to the exercise of stock options under the Plan and any subsequent resale of the shares of Common Stock will be in compliance with applicable laws and regulations. In the event the Participant chooses to pay the purchase price by previously-owned shares of Common Stock through the attestation method, the number of shares of Stock transferred to the Participant upon the exercise of the Stock Option shall be net of the shares attested to.

          (b) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

     1.6. Prohibitions Against Transfer. This Stock Option, is personal to the Participant and the rights and privileges conferred hereby, may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) by the Participant, or be subject to execution, attachment or similar process. This Stock Option is exercisable, during the Participant's lifetime, only by the Participant, and thereafter, only as provided in Section 8(f) of the Plan.

                                   ARTICLE II
                                  Miscellaneous

     2.1. Provisions of the Plan Control. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 5 of the Plan. Capitalized terms in this Award Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein. In the event that the provisions of this Award Agreement and the Plan conflict, the Plan shall control.

     2.2. Taxes. The Participant shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Participant may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be issued, or (ii) transferring to the Company a number of shares of Common Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

     2.3. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Participant at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing. Any such notice shall be deemed to have been duly given if and when actually received by the party to whom it is addressed, as evidenced by a written receipt to that effect.

     2.4. No Obligation to Continue Employment.

          (a) Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Award Agreement to continue the Participant in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Participant at any time.

          (b) In the case of a Participant that is a Director, neither the Plan nor this Award Agreement confers upon the Participant any rights with respect to continuance as a Director.

     2.5. Governing Law. This Award Agreement and all questions arising hereunder or in connection herewith shall be determined in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of laws.

                                   PICIS, INC.

                         DEFERRED STOCK AWARD AGREEMENT

     This Deferred Stock Award Agreement (this "Agreement") is executed as of __________, 200__ (the "Grant Date"), by and between PICIS, Inc., a Delaware corporation (the "Company"), and __________________ (the "Participant").

                                   WITNESSETH:

     WHEREAS the Board of Directors of the Company has established the 2005 Equity Incentive Plan of Picis, Inc. (the "Plan") for employees and directors of the Company;

     WHEREAS, the Company anticipates that the Plan will promote the best interests of the Company and its shareholders by providing participants who have acquired a proprietary interest in the Company with a stronger incentive to put forth maximum effort for the continued success and growth of the Company; and

     WHEREAS, the Company has granted to the Participant the right to participate in the Plan in the manner and subject to the terms provided in this Agreement and the Plan.

     NOW, THEREFORE, in consideration of the benefits that the Company will derive in connection with the services to be rendered by the Participant, the Company and the Participant hereby agree as follows:

          1. Provisions of Plan Control. This Agreement shall be governed by the provisions of the Plan, the terms and conditions of which are incorporated herein by reference. The Plan empowers the Administrator to make interpretations, rules and regulations thereunder, and, in general, provides that determinations of such Administrator with respect to the Plan shall be binding upon the Participant. Unless otherwise provided herein, all capitalized words in this Agreement shall have the meaning ascribed to them in the Plan. A copy of the Plan has been delivered to the Participant simultaneous with the execution of this Agreement.

          2. Deferred Stock; Number of Shares. The Participant is hereby granted _________ shares of Deferred Stock, subject to the vesting provisions of Section
4. Each share of Deferred Stock represents the right to receive one share of the Company's common stock (a "Share") at such future time as is set forth in this Agreement. Notwithstanding anything contained in this Agreement to the contrary, in the event of any stock dividend, stock split, recapitalization, merger, consolidation, combination or exchange of shares, or the like, as a result of which shares of any class shall be issued in respect of the outstanding Shares, or the Shares shall be changed into the same or a different number of the same or another class of stock, or into securities of another person, cash or other property (not including a regular cash dividend), the amount distributed to the Participant in exchange for the shares of Deferred Stock granted hereunder shall be appropriately adjusted as determined by the Administrator.

          3. Dividends and Distributions. As of each record date for the payment of dividends on the Company's Shares, the Participant shall be granted a number of additional shares of Deferred Stock in accordance with the Plan.

          4. Vesting Provisions. The Deferred Stock granted to the Participant hereunder shall vest in accordance with the following vesting schedule, subject to continued employment with the Company on each Vesting Date:

    PERCENTAGE OF
DEFERRED STOCK VESTED   VESTING DATE
---------------------   ------------

Notwithstanding the foregoing, the Deferred Stock shall become fully vested in the event of (i) a Change in Control, or (ii) the Participant ceases to be an employee on account of Retirement, early retirement with the consent of the Administrator, or due to death or Disability. If a Participant cease to be employed by the Company for any reason other than provided in the preceding sentence, all Deferred Stock held by such Participant on the date of termination that has not vested shall be forfeited.

          5. Prohibition Against Transfer of Deferred Stock. Except as provided in the Plan, Deferred Stock may not be sold, assigned, conveyed, donated, pledged, transferred or otherwise disposed of or encumbered or subjected to execution, attachment, or similar process.

          6. Distribution of Deferred Stock. The Shares represented by the vested Deferred Stock shall be distributed to the Participant within 30 days after the first to occur of (a) a Change in Control, provided such Change in Control qualifies as a "change in the ownership or effective control" or a "change in the ownership of a substantial portion of the assets" of the Company under Section 409A of the Code or any guidance promulgated thereunder, (b) _________, 20__, or (c) [OTHER]. The Company shall have the right to delay the issue or delivery of any Shares to be delivered hereunder until (i) the completion of such registration or qualification of such Shares under federal, state or foreign law, ruling or regulation as the Company shall deem to be necessary or advisable, or (ii) receipt from the Participant of such documents and information as the Company may deem necessary or appropriate in connection with such registration or qualification or the issuance of Shares hereunder.

          7. Participant's Representations. The Participant acknowledges that he or she shall have no interest in any fund or in any specific asset or assets of the Company by reason of any Deferred Stock granted hereunder, nor any right to exercise any of the rights or privileges of a shareholder with respect to any Deferred Stock or any Shares distributable with respect to any Deferred Stock until such Shares are so distributed. The Participant further acknowledges that the award of the Deferred Stock, in and of itself, is not a guaranty of continued employment by the Company, and does not interfere in any way with the right of the Company to terminate the Participant's employment at any time.

          8. Taxes. The Company may require payment or reimbursement of, or may withhold, any tax that it believes is required as a result of the grant or distribution of the Shares, and the Company may defer making delivery with respect to Shares payable hereunder or otherwise until arrangements satisfactory to the Company have been made with respect to such withholding obligations. The tax withheld in Shares will not exceed the minimum required by law in each instance.

          9. Rights of Participant. The Deferred Stock, and any payments or other benefits received by the Participant pursuant to the Deferred Stock, is discretionary and shall not be deemed a part of the Participant's regular, recurring compensation for any purpose and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided to the Participant unless expressly so provided by such other plan, contract or arrangement, or unless the Administrator expressly determines otherwise.

          10. Governing Law. This Agreement and all questions arising hereunder or in connection herewith shall be determined in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of laws.

     IN WITNESS WHEREOF, the Company has caused these presents to be executed as of the date and year first above written, which is the date of the granting of the Deferred Stock evidenced hereby.

                                        PICIS, INC.


                                        By:
                                            ------------------------------------
                                            [Name, Title]

     The undersigned Participant hereby accepts the foregoing Deferred Stock and agrees to the several terms and conditions hereof.

                                        ----------------------------------------
                                        [typed name]


                                        3